

2022 Investor Presentation

CPHC: NASDAQ
Canterbury Park Holding Corporation
June 2022

CANTERBURY PARK SHAKOPEE, MINN

CAUTIONARY STATEMENT

From time to time, in reports filed with the SEC, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans which are typically preceded by the words "believes, expects, anticipates, intends" or similar expressions. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that such forward-looking statements are subject to risks and uncertainties which could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements, including those set forth in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2021.

These presentation materials use the terms "EBITDA" and "adjusted EBITDA." Neither EBITDA nor adjusted EBITDA are measures of performance calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"). They should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. Definitions of EBITDA and adjusted EBITDA can be found on page 7 of this presentation along with a table reconciling these non-GAAP financial measures to GAAP.

2021 FINANCIALS

Year End 2021 Results

- Net revenues increased 82% Y/Y to $60.4M
- Net income increased $10.7M Y/Y to $11.8M
- Adjusted EBITDA increased $12.7M Y/Y to $13.5M
- Nearly 4.5 months of suspended operations in 2020

Quarterly Results Summary

1Q21

- Net revenues decreased $1.7M, or 16%, while net income increased $296K, or 116%, and adjusted EBITDA increased $563K, or 66%, Y/Y
- Operations were at less than full capacity in January due to lingering effects from the Covid-19 pandemic

2Q21

- Net revenues increased $13.1M, or 473%, net income increased $3.1M, or 258%, and adjusted EBITDA increased $5.3M, or 298%, Y/Y
- Despite lower revenues compared to 2019 (pre-Covid), CPHC generated record Q2 adjusted EBITDA of $3.5M

3Q21

- Net revenues increased 61% to a Q3 record of $21.3M and net income increased 49% to $2.8M
- Adjusted EBITDA increased $4M, or 327%, Y/Y to a Q3 record of $5.2M
- The decision to shift the racing schedule drove a 4% Y/Y increase (179% increase compared to 2019) in out-of-state handle on a per day basis

4Q21

- Net revenues increased 128% to $14.0M, net income increased 4666% to $6.6M, and adjusted EBITDA increased 558% to $3.4M, Y/Y
- Significant increases due to suspended operations effective November 21, 2020

1Q 2022 FINANCIALS



Strong Operating Momentum Drove Record Q1 Revenues, Operating Income, & Adjusted EBITDA

- Card Casino: Total Card Casino revenues increased 51%, Y/Y
- Card Casino: Increased trips and spend from higher end players
- Racing and Pari-Mutuel: Total pari-mutuel revenue increased 8%, Y/Y
- Net revenue increased 48% to $13.7M
- Adjusted EBITDA increased 149% Y/Y to a Q1 record of $3.5M
- Adjusted EBITDA as a percentage of total revenue was an overall quarterly record of 26%
- 1Q22 had roughly 10 more operating days compared to 1Q21 (operations were suspended through January 10, 2021)

Operational Efficiency Improvement

- Operating expenses increased 41% Y/Y to $11.2M
- Operating income improved 91% Y/Y to $2.4M

Healthy Quarter-End Financial Position

- No long-term debt
- $0 balance on line of credit with availability up to $10M through January 31, 2024
- Reinstated quarterly cash dividend

CANTERBURY PARK SHAKOPEE, MINN

1Q 2022 P & L

($ in thousands, ex. per share)	Three Months Ended March 31,	
	2022	2021
Net revenue[1]	$13,638	$9,226
Operating expenses	$11,212	$7,953
Income from operations[1]	$2,426	$1,272
Net income[1]	$1,774	$551
Adjusted EBITDA[2]	$3,547	$1,422
Adjusted EBITDA % of net revenue	26.0%	16.3%
Basic EPS	$0.37	$0.12
Diluted EPS	$0.36	$0.12

NOTE:

1) *Net revenues, income from operations, and net income for the three-month period ended March 31, 2021 include $515,000 in grant funds received via the Minnesota COVID-19 relief package passed and signed into law in December 2020.*
2) *Definitions, disclosures and reconciliations of non-GAAP financial information are included later in the presentation.*

CANTERBURY PARK SHAKOPEE, MINN

1Q 2022 BALANCE SHEET

($ in thousands)	March 31, 2022	December 31, 2021
Cash	$13,217	$11,870
Restricted cash	3,640	3,729
Employee retention credit receivable	6,314	6,314
Other current assets	3,011	2,482
Current assets	26,182	24,395
TIF receivable	12,668	12,502
Other long-term assets	46,929	46,165
Total assets	$85,779	$83,062
Long-term debt	-	-
Total liabilities	$20,278	$18,709
Stockholders' equity	65,501	64,353
Total liabilities and stockholders' equity	$85,779	$83,062

CANTERBURY PARK SHAKOPEE, MINN

1Q 2022 ADJUSTED EBITDA RECONCILIATION

($ in thousands)	Three Months Ended March 31,	
	2022	2021
Net income	$1,774	$551
Interest income, net	(193)	(169)
Income tax expense	606	252
Depreciation	746	690
EBITDA	2,933	1,324
Depreciation and amortization related to equity investments	421	394
Interest expense related to equity investments	193	219
Other revenue (COVID-19 relief grants)	–	(515)
Adjusted EBITDA	$3,547	$1,422

EBITDA represents earnings before interest, income tax expense, and depreciation and amortization. EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance or cash flows from operating activities as a measure of liquidity. EBITDA is presented as a supplemental disclosure because it is a widely used measure of performance and a basis for valuation of companies in our industry. Moreover, other companies that provide EBITDA information may calculate EBITDA differently than we do. We also compute adjusted EBITDA, which reflects additional adjustments to net income to eliminate unusual or non-recurring items, as well as items relating to our real estate development operations, and we believe the exclusion of these items allows for better comparability of our performance between periods. For the three months ended March 31, 2021, adjusted EBITDA excluded depreciation, amortization, and interest expense related to equity investments, as well as $515,000 of COVID-19 relief grants included in other revenue.

BUSINESS UPDATE



GROWTH DRIVERS: REAL ESTATE DEVELOPMENT

Significant opportunity to develop attractive mix of lifestyle and entertainment offerings

- Brings financial benefits and drives visitation benefits
- Development contemplates residential real estate, retail, entertainment, hotels, school, theater and restaurants
- Culture creating uses (brewery / distillery / music)
- 19,000 capacity outdoor music amphitheater is a transformative catalyst

Secured attractive financing for infrastructure development

- $12.7 million TIF receivable, inclusive of interest, as of 3/31/21
- Total estimated cost of TIF-eligible improvements of approximately $40 million; Canterbury portion $17.6 million
  - Funds repaid to Canterbury contingent on future tax revenues generated from developed property
  - CPHC receives portion of tax increment revenue generated from the developed property as a reimbursement
- Completed TIF projects include Shenandoah Road and Unbridled Avenue



Canterbury Commons: 54 acres
Phase 1
Canterbury Park: 297 acres

GROWTH DRIVERS: REAL ESTATE DEVELOPMENT



Shenandoah Drive (2019)
Card Casino (Renovated 2019)
Parking Lot Renovations (2021)
Expo Center (2014)
Triple Crown Apartments (90% leased)
Triple Crown Apartments Phase II (Under Construction)
Infield Event Area (2016)
Unbridled Avenue (2020)
Proposed Amphitheater (Land Sale 2022)
Pulte Townhomes (Under Construction & Sales Phase)
Future relocated stables
Artessa Senior Co Op (Begins Fall 2022)
Phase 2 Development +/- 40 acres
Omry Senior Apartments (Under Construction)
Greystone Office (2021)

AMPHITHEATER

19,000 Capacity Outdoor Music Amphitheater

- 45 shows per year
- Land sale of 37.5 acres
- City and stakeholders finalized an environmental assessment worksheet: reviewed by staff, planning commission and city council
- Seeking remaining approvals this summer
- Development sponsor: Swervo Development



PROPOSED AMPHITHEATER
FUTURE DEVELOPMENT
PROPOSED BARNS

TRIPLE CROWN APARTMENTS: PHASE I

Phase I Now Open

- 321 unit project
- Leasing at 90%
- Nearing stabilization; expected by summer



TRIPLE CROWN





CANTERBURY PARK SHAKOPEE, MINN

TRIPLE CROWN APARTMENTS: PHASE II

Phase II is Mirror Image of Phase I

- 315 units
- Ground up construction started in Q1 2022
- Connected by Clubhouse which was completed as part of Phase I
- Occupancy will be staggered in wings of buildings
- Project will be 100% complete in Fall of 2023





PULTE: CANTERBURY CROSSING

Phase I Now Open

- 2 models open
- 20 townhomes sold/under contract




Model Unit
Townhomes sold
Sales Update: 20 units under contract


Pulte
HOMES


CANTERBURY
CROSSING



ARTESSA AT CANTERBURY PARK

Construction 4Q 2022

- Represents approximately 2.5 of the 10 acres sold for total consideration of $2.5 million
- 56-unit cooperative community across four levels (stories)
- More than 5,000 square feet of amenity space
- Construction is expected to begin in winter of 2022; contingent on 60% of pre-sales
- Pre-sales roughly 50% complete via on-site sales office







CANTERBURY PARK SHAKOPEE, MINN

SOUTHWEST DEVELOPMENT

Greystone Construction selected as developer and JV partner; Canterbury holds 62% equity ownership of JV

Total land of 13 acres consisting of seven pad sites

28,000 sf Greystone Construction office completed July 2022

- Multiple design awards
- 84% leased, Leases consist of Greystone Construction and Rayus Radiology
- About 5,000 sf remains on first floor with some prospects

147 unit senior apartment project broke ground in April 2022; anticipated occupancy fall of 2023

Actively marketing other pad sites within the development: very strong interest with restaurant, day care, and a 30,000 sf office




GREYSTONE



CANTERBURY PARK SHAKOPEE, MINN

CANTERBURY COMMONS PHASE II

Canterbury Park continues to work with master plan developer to program second phase

Objective of second phase is to drive traffic to Canterbury Commons

Provide visitors and residents with variety of attractions and amenities

Potential land uses may include:

- Retail entertainment
- Luxury hotel
- Additional apartments
- Theater and restaurants
- Brewery / distillery / creative office







INVESTMENT HIGHLIGHTS

Profitable and Growing Card Casino

- Operates 24 hours per day / 7 days per week
- Features wide variety of poker games, unbanked table games including blackjack, baccarat and three card poker, and dealer-assist electronic gaming devices
- Multiple opportunities to increase visitation and spend per visit

Actively Converting Real Estate to Shareholder Value

- 40 raw acres of land for future development, after setting aside 37 acres for amphitheater proposed sale
- Canterbury Commons
- Can accommodate multiple uses including residential, retail, mixed-use, office and entertainment
- Phase 1 development underway
- TIF (tax increment financing) Redevelopment District created by Shakopee (host city)

Profitable Pari-Mutuel Horse Racing and F&B Operations

- Approximately 65 live racing days per year
- Daily simulcast wagering

Attractive Financial Profile and Consistent FCF Generation

- TTM revenue of $64.8 million*
- TTM net income of $13 million*
- TTM Adjusted EBITDA of $15.6 million*
- Extremely low leverage and available $50 million shelf registration
- Book value per share of $13.54 reflects cost basis of land

*NOTE: *TTM for the period ended March 31, 2022*



$100
CARD CLUB

CANTERBURY PARK SHAKOPEE, MINN

APPENDIX



CANTERBURY PARK OVERVIEW

Located in Shakopee, MN

- 25 miles from downtown Minneapolis
- 1.8 million people within a 30-minute drive
- Surrounding area is a popular entertainment destination

Diverse Business Model

- Card Casino featuring poker, unbanked games and dealer-assist electronic gaming devices
- Live and pari-mutuel horse racing
- F&B, hospitality and events offerings
- Significant real estate holdings
- Canterbury Park Entertainment
  - Operates land, facilities and assets related to Card Casino, racing and events
- Canterbury Development
  - Oversees ongoing real estate development

Experienced, Incentivized Executive Team

- Executive team has over 150 years of industry experience
- Dedicated, loyal workforce with high retention levels

Solid Financial Position

- History of positive cash flow
- Land value appreciation not reflected on balance sheet
- No long-term debt



CANTERBURY PARK SHAKOPEE, MINN

DIVERSE BUSINESS MODEL

Card Casino

- 63* total tables operating 24 / 7
- Table games include Blackjack, Mississippi Stud, EZ-Baccarat, Three Card Poker, Face Up Pai Gow Poker, Ultimate Texas Hold'em
- Poker games include Texas Hold'em, Omaha Hi-Lo, Seven Card Stud
- Known for friendly dealers and comfortable environment
- TTM revenue of $41.6 million**

*Agreement with state of Minnesota allows for up to 80 tables
**TTM for the period ended March 31, 2022

Real Estate Development

- 327 acres on-site, including 40 acres available for future development
- Initial development underway
  - Triple Crown Apartments initial occupancy in June 2020; second phase under construction
  - Greystone offices complete; under construction on TE Miller senior apartments
  - Land sales to Pulte / Lifestyle under construction

Racing

- Live racing May to September
- Year-round race simulcasting
- Annual attendance of nearly 500,000
- Average daily attendance on live racing dates exceeds 6,500 guests
- SMSC Purse Enhancement Agreement drives competitive purses and facility marketing

Hospitality

- Chips Express operates 24/7
- Other Card Casino eateries include full-service bar
- Triple Crown Club offers lounge services and buffet restaurant
- 25 total concession stands available on live racing days
- More than 85,000 square feet of flex space for trade shows, conferences, meetings and galas
- Facility hosts 35-40 events per year









CANTERBURY PARK SHAKOPEE, MINN

CARD CASINO OVERVIEW

Table and poker games**

- 35 table games
- 28 poker tables
- 11 dealer-assist electronic gaming positions
- Card Casino games are "unbanked"
- Revenue represents percentage of wagers received
- Wagers lost accumulated into a player pool liability which is returned to players through giveaways, promotional items or prizes
- $300 per hand bet limit ($100 for poker)

Financial performance (TTM)

- Revenue of $41.6 million*

Key growth drivers

- Guest frequency / market penetration / higher ADT players
- Expanded marketing reach
- Floor enhancements and updated game mix


$100
CARD CLUB
$25
CARD CLUB

NOTE *TTM for the period ended March 31, 2022

MONETIZATION OF CANTERBURY REAL ESTATE

Multiple paths to monetize the excess real estate surrounding Canterbury Park

Historical Land Sales

Two parcels, encompassing roughly 30 acres, sold for total consideration of approximately $5.8 million (sold in 2015 and 2016)

- Implied value of raw land is about $192,000 per acre

Company sold roughly 14 acres of land for consideration of approximately $3.5 million (sold in 2021 and 2022)

- In April 2021, the Company closed on sale of approximately 10 acres for total consideration of $2.5 million
- In May 2021, the Company closed on the remaining four acres for total consideration of approximately $1.1 million
- Implied value of raw land is roughly $250,000 per acre

Outright Land Sale – Representative Value Scenario	
Available Raw Acreage*	90
Raw Land Value per Acre[1]	$250,000
Total Raw Land Value	$22.5M
Shares Outstanding	4.8M
Land Value per Share	$4.65

**Approximately 37 acres of this is under contract for the development of the amphitheater*

NOTE: Raw land value per acre based on land sale from 2021 and 2022

CANTERBURY PARK SHAKOPEE, MINN

MONETIZATION OF CANTERBURY REAL ESTATE

Multiple paths to monetize the excess real estate surrounding Canterbury Park

Land Transfers to Joint Ventures

Doran (Triple Crown Apartments)

- CPHC contributed 13 acres of land at per acre value of $228,000 for Phase 1
- Doran exercised option for Phase 2 in August 2020
- CPHC contributed 10 acres to joint venture at per acre value of $259,000
- Land represents Canterbury's equity contribution to JV
- CPHC to record income out of joint venture cash flow

Greystone Construction (Southwest Development)

- CPHC contributed 13 acres of land to joint venture at per acre value of $261,000
- CPHC to hold roughly 62% interest in joint venture
- Land represents Canterbury's equity contribution to joint venture
- CPHC to record income out of joint venture cash flow

Equity Investments and TIF Receivable[1]	
Acres in Joint Ventures (Equity Investments)	36
Basis of Land Contribution into Triple Crown Apartments Joint Ventures (I and II) – 23 acres	$5.6M
Basis of Land Contribution into Southwest Development Joint Venture – 13 acres	$3.4M
TIF Receivable, inclusive of interest	$12.7M
Total Book Value of Equity Investments and TIF Receivable	**$21.7M**

NOTE: Values as of March 31, 2022

QUESTIONS & ANSWERS


CANTERBURY
PARK